UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT MANAGEMENT SERIES
(formerly, Calvert Tax-Free Reserves)
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2014

Item 1. Report to Stockholders.

[Calvert Tax-Free Bond Fund Annual Report to Shareholders]

[Calvert Unconstrained Bond Fund Annual Report to Shareholders]

Annual Report December 31, 2014 E-Delivery Sign-Up — Details Inside

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TABLE OF CONTENTS

4	President's Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
12	Report of Independent Registered Public Accounting Firm
13	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
29	Financial Highlights
31	Explanation of Financial Tables
32	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
33	Basis for Board’s Approval of Investment Advisory Contract
36	Trustee and Officer Information Table

John Streur President and Trustee, Calvert Funds President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the year, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefited substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.
Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.

Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and over the years we have made many contributions to corporate responsibility and public policy.
Today we are bringing Calvert’s deep expertise in investment management together with shareowner advocacy and public policy work to a new level. We are developing principles and setting standards to guide our investment research and management processes together with our active ownership and engagement initiatives.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies' operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments Inc. appreciate the confidence and trust you have placed in us.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.

PORTFOLIO MANAGEMENT DISCUSSION

Thomas Dailey Vice President and Portfolio Manager
Performance
For the year ended December 31, 2014, Calvert Tax-Free Bond Fund (Class A shares at NAV) returned 7.54%. Its benchmark index, the Barclays Municipal Bond Index, returned 9.05% and the Lipper General and Insured Municipal Debt Funds Average returned 10.14% for the same period. Despite a strong total return for the year, the Fund’s underweight position to lower-quality, longer-term tax-exempt bonds detracted from relative performance.
Investment Climate
The main theme of 2014 was a divergence in economic performance and expectations between the United States and elsewhere in the world. Adverse geopolitical developments, notably in the Ukraine, curbed growth prospects in the euro area. China’s growth rate slowed, and Japan struggled to maintain growth after a consumption tax hike. Divergence also was reflected in central banks’ actions. The U.S. Federal Reserve ended quantitative easing (QE). In contrast, the European Central Bank eased with a bias to do more, and the Bank of Japan maintained a radical QE policy.
During the tranquil first half of 2014, bonds posted positive returns across all major sectors. Later in the year, markets began reacting to economic growth and monetary policy divergence.

CALVERT TAX-FREE BOND FUND

DECEMBER 31, 2014

INVESTMENT PERFORMANCE
(Total Return at NAV*)
	6 Months Ended 12/31/14	12 Months Ended 12/31/14
Class A	1.95%	7.54%

Barclays Municipal Bond Index	2.88%	9.05%

Lipper General & Insured Municipal Debt Funds Average	3.19%	10.14%

ECONOMIC SECTORS		% of Total Investments
Health / Hospital		12.8%
Higher Education		15.6%
Industrial Development Revenue / Pollution Control Revenue		2.9%
Lease / Certificate of Participation		0.8%
Local General Obligation		29.1%
Other Revenue		3.7%
Other Transportation		1.5%
Prerefunded / Escrow to Maturity		3.6%
Resource Recovery		3.1%
Special Tax		2.8%
State General Obligation		10.2%
Transportation		3.9%
Water & Sewer		10.0%
Total		100.0%

* Total return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charges.

The U.S. dollar rallied in the second half of the year, up 11% over the full reporting period,1 which put pressure on oil prices and exacerbated supply/demand imbalances.

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The price of oil collapsed, finishing the year down 46%, and dragging the energy complex price structure lower. The net effect has been positive for oil-importing countries and negative for exporters. In the United States, lower fuel prices should broaden economic recovery by encouraging consumer spending in different channels. However, some leveraged oil-exporting nations and companies may have trouble paying interest and principal. This risk was priced into markets late last year.
Euro risk re-emerged. 2015 Greek elections could affect the country’s euro membership. The market response was contained, but volatility rose and credit quality spreads widened. Long-term political risk remains in other euro area countries.
U.S. gross domestic product (GDP) was up 2.4% through the third quarter. That is below 2013’s 3.1% growth rate, but reflects a solid rebound after the first quarter’s economic contraction. Consumer price inflation was 1.3%,2 well below the 2% Fed target. Unemployment fell to 5.8%, approaching a more normal pre-crisis level.
Longer-maturity Treasury yields fell during 2014. The 10-year Treasury finished at 2.17%. Shorter-maturity Treasury rates rose in anticipation of higher Fed rates in 2015. High-yield bonds rose to 6.72%,3 due in part to the energy market debacle. Investment-grade municipal yields finished lower at 3.56%. U.S. mortgage rates also moved lower to 3.87%.
The tax-exempt municipal market was one of the strongest-performing fixed-income sectors in 2014, largely as a result of declining global and treasury interest rates, continued fundamental improvement in state and local government finances, and steady inflows into municipal funds. As municipal rates declined, issuers refunded older and higher-cost outstanding debt, reducing long-term fixed expenses.
During the reporting period, muni-rates for long-term 10- and 30-year bonds declined roughly 75 and 135 basis points,4 respectively, reversing the rise of municipal rates in 2013. Short-term municipal bond rates rose slightly, in positioning for possible Fed short-term interest-rate hikes in 2015, but remain well under 1%.
Portfolio Strategy
We continued to manage the portfolio with a bias toward medium-to-longer-term, higher credit-quality municipal bonds during the year. Though the Fund posted strong 12-month gains, this strategy detracted from relative returns as lower credit-quality, long-term munis outperformed. The portfolio’s overweight positions in long-term AA and AAA-rated securities outperformed those of the Barclays Municipal Bond Index (the Index), however, aiding performance. Our allocation to short-maturity bonds of one-to-eight year also helped returns.
The Fund’s hedging strategy for interest rates and duration, which is partially implemented by Treasury futures, had a negative impact on performance. Also detracting from relative performance was a lack of exposure to long-term, lower-credit-quality bonds (BBB and high yield), which experienced generous returns during the year.
The Fund’s allocations to state and local general obligation bonds, hospitals, industrial development, airports and flood control revenue bonds all enhanced performance relative to the Index. On the other hand, our positions in education, mass transit, ports, and water and sewer revenue bonds detracted from relative performance.
Outlook
While U.S. economic expansion is sub-par historically, the economy has recovered. The housing sector has contributed little, but household consumption is solid. Business investment is steady and government spending is no longer a drag on growth. The U.S. recovery contrasts sharply with that of the euro area and Japan. Geopolitical risk is concentrated in Europe but global in scope, and poses the biggest risk to the U.S. economy. If energy prices remain low,

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED) 7

domestic negative knock-on, or ripple, effects may increase.
The first Fed rate increase (liftoff) may occur by mid-2015, although slow global growth and low global and domestic inflation may well delay this action. We expect the ten-year Treasury yield to fluctuate around 2.5%, influenced by economic data, Fed forward guidance, and global fixed-income market flows. The bond market has downside risk if Fed hikes happen before mid-2015. Short-term money markets rates should remain fairly close to zero well into 2015.
Municipal Market
The overall financial condition of the municipal market is sound and the finances of state and local governments continue to improve. The headline bankruptcy filings of recent years represent a small segment of the muni market. They remain rare, and the high costs involved should deter future filings. However, we are wary of the disparate treatment of municipal bondholders in these cases. Historically, bondholders’ claims have been treated as senior to other creditors, such as pension funds and public employee unions. In the case of Detroit,5 general obligation bonds were treated as unsecured debt, representing a departure from historical precedent.6 Accordingly, it is important to invest in issuers with a long track record of conservative fiscal management and we prefer revenue bonds that are considered “essential use,” and are therefore less subject to appropriation or political risk.
While we do not expect another year matching the gains we saw in 2014, we think the municipal market remains attractive relative to other fixed-income asset classes, especially on a taxable-equivalent basis. The ratio of longer-term munis relative to Treasury rates remains over 100%, even before taking into consideration the taxable-equivalent yield.

CALVERT TAX-FREE BOND FUND
DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

Class A		(with max. load)
One year		3.43%
Five year		2.91%
Ten year		2.85%

Effective Duration
	12/31/14	12/31/13
	4.38 years	4.42 years

Monthly Dividend Yield
	12/31/14	12/31/13
	2.83%	4.03%

SEC Yield	30 Days Ended
	12/31/14	12/31/13
	1.71%	2.37%

Demographics remain favorable for municipal bonds. Aging baby boomers are increasingly moving into their retirement years when dependable and stable sources of income will be needed. And, as tax rates have risen, so has the value of the tax-exemption feature offered by municipal bonds.
We will continue to search for bonds whose issuers have demonstrated disciplined, conservative fiscal management practices, provide up-to-date disclosure of relevant information, and present attractive relative value.
January 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.93%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED) 9

1. The primary or secondary source for all bond market data quoted is the Federal Reserve.
2. 2014 GDP expectation includes a projection for 2.5% growth in the fourth quarter, fourth quarter 2014 data is not yet available. Inflation and employment data are for November.
3. Bank of America Merrill Lynch High-Yield Bond Index.
4. A basis point is 0.01 percentage points.
5. The Fund had no exposure to Detroit bonds.
6. The Bond Buyer - ‘One Year later: Lessons From Detroit’s Bankruptcy’

10 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
CLASS A
Actual	$1,000.00	$1,019.53	$4.52
Hypothetical	$1,000.00	$1,020.73	$4.53
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Management Series and Shareholders of Calvert Tax-Free Bond Fund:
We have audited the accompanying statement of net assets of the Calvert Tax-Free Bond Fund (the “Fund”), a series of Calvert Management Series (formerly, Calvert Tax-Free Reserves), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Bond Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

12 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

MUNICIPAL OBLIGATIONS - 99.9%	PRINCIPAL AMOUNT	VALUE

Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,276,820

California - 5.0%
Calexico California Financing Authority Revenue Bonds, 5.00%, 4/1/30	1,000,000	1,142,230
California GO Bonds:
5.00%, 4/1/43	1,890,000	2,143,676
Green Bonds, 3.75%, 10/1/37	2,000,000	2,022,100
California Pollution Control Financing Authority Revenue Bonds, 1.65%, 7/1/31 (mandatory put, 5/1/17 @ 100) (r)	1,000,000	1,000,040
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	721,240
		7,029,286

Colorado - 1.8%
Board of Governors of Colorado State University System Enterprise Revenue Bonds, 5.00%, 3/1/29	1,000,000	1,228,100
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,268,240
		2,496,340

Connecticut - 4.2%
Connecticut GO Bonds:
Green Bonds, 4.00%, 11/15/30	1,000,000	1,071,610
Green Bonds, 5.00%, 11/15/31	1,000,000	1,192,390
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,039,644
4.85%, 7/1/37	1,360,000	1,469,684
5.05%, 7/1/42	1,000,000	1,091,060
		5,864,388

Delaware - 0.3%
Sussex County Delaware Revenue VRDN, 0.52%, 11/1/27 (r)†	400,000	400,000

District of Columbia - 1.4%
Metropolitan Washington DC Airport Authority System Revenue Bonds, 5.00%, 10/1/25	1,750,000	1,923,828

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

Florida - 8.2%
Alachua County Florida Health Facilities Authority Revenue Bonds, 4.00%, 12/1/44	$400,000	$399,988
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,186,669
5.625%, 11/15/37 (r)	1,080,000	1,248,847
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	1,000,000	1,100,220
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,470,160
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	600,000	600,102
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,529,101
		11,535,087

Georgia - 1.5%
Cobb County Georgia Development Authority Revenue Bonds, 1.875%, 4/1/33 (mandatory put, 10/1/19 @ 100) (r)	1,000,000	996,360
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,151,010
		2,147,370

Hawaii - 0.8%
Honolulu City and County Hawaii GO Green Bonds, 5.00%, 12/1/34	1,000,000	1,137,260

Illinois - 1.9%
Cook County Illinois GO Bonds, 4.00%, 11/15/29	500,000	523,720
Metropolitan Water Reclamation District of Greater Chicago GO Bonds, 5.00%, 12/1/39	1,000,000	1,156,490
St. Charles Illinois GO Bonds, 4.00%, 12/1/34	1,000,000	1,037,090
		2,717,300

Indiana - 1.8%
Indiana Finance Authority Revenue Bonds:
5.00%, 2/1/30	1,085,000	1,215,157
5.00%, 2/1/31	1,130,000	1,259,023
		2,474,180

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,160,330

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

Kansas - 1.6%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	$1,000,000	$1,149,150
5.75%, 11/15/38	1,000,000	1,149,670
		2,298,820

Louisiana - 1.0%
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,462,288

Massachusetts - 3.9%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,144,550
Massachusetts Health & Educational Facilities Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,117,885
The Massachusetts Clean Water Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,311,350
		5,573,785

Michigan - 0.4%
Caledonia Michigan Community Schools GO Bonds, 5.00%, 5/1/26	500,000	597,630

Mississippi - 2.3%
Mississippi Business Finance Corp. Revenue Bonds, 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (r)	400,000	399,508
Prentiss County Mississippi Industrial Development Revenue VRDN, 0.65%, 10/1/17 (r)†	2,800,000	2,800,000
		3,199,508

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,729,620

New Jersey - 6.8%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	3,280,000	3,977,525
Hudson County New Jersey GO Bonds, 4.00%, 12/1/27	2,000,000	2,179,960
New Jersey Transportation Trust Fund Authority Revenue Bonds, 5.25%, 12/15/23	1,830,000	2,148,658
Ocean County New Jersey Utilities Authority Wastewater Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,278,550
		9,584,693

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

New Mexico - 3.1%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	$4,010,000	$4,444,724

New York - 4.6%
City of New York NY GO Bonds:
Series D-1, 5.00%, 8/1/26	1,000,000	1,188,840
Series G, 5.00%, 8/1/26	2,000,000	2,397,260
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,168,290
5.00%, 3/15/37	1,430,000	1,544,186
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, 2.75%, 7/1/17 (r)	200,000	210,628
		6,509,204

North Carolina - 3.7%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,128,960
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	4,161,538
		5,290,498

Ohio - 6.8%
Cincinnati Ohio City School District COPs, 5.00%, 12/15/30	1,500,000	1,739,715
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	2,000,000	2,560,280
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,697,425
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	112,571
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,436,550
		9,546,541

Pennsylvania - 3.8%
Bucks County Pennsylvania IDA Revenue Bonds, 1.375%, 12/1/22 (mandatory put, 2/1/17 @ 100) (r)	250,000	251,598
Erie Pennsylvania Water Authority Revenue Bonds:
5.00%, 12/1/29	965,000	1,132,177
5.00%, 12/1/30	1,000,000	1,166,690
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,278,000
Pennsylvania Economic Development Financing Authority Revenue Bonds, 2.625%, 11/1/21 (r)	500,000	501,630
		5,330,095

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MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

Rhode Island - 4.2%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	$1,000,000	$1,190,150
5.00%, 10/1/31	1,000,000	1,184,990
Rhode Island GO Bonds:
4.00%, 8/1/24	1,000,000	1,108,670
5.00%, 11/1/29	2,015,000	2,418,604
		5,902,414

Texas - 20.3%
Arlington Texas Higher Education Finance Corp. Revenue Bonds:
5.00%, 8/15/33	1,460,000	1,711,762
5.00%, 8/15/34	1,300,000	1,518,231
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,415,020
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	$558,595
5.00%, 11/1/38	1,000,000	1,089,530
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,129,720
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	4,025,736
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,410,300
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	485,385
New Hope Cultural Education Facilities Corp. Revenue Bonds, 5.00%, 4/1/46	250,000	273,800
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,277,460
5.25%, 2/1/35	3,345,000	4,522,875
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,089,329
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, 4.00%, 8/15/44	1,000,000	1,014,350
Texas Transportation Commission State Highway Fund Revenue Bonds:
4.375%, 4/1/25 (unrefunded portion)	710,000	742,468
4.375%, 4/1/25 (prerefunded 4/01/16 @ 100)	1,290,000	1,355,197
		28,619,758

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 17

MUNICIPAL OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

Vermont - 3.1%
University of Vermont and State Agriculture College Revenue Bonds, 5.00%, 10/1/23	$1,000,000	$1,036,110
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,067,600
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,163,100
4.50%, 7/15/26	1,000,000	1,096,830
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	45,000	45,546
		4,409,186

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Revenue Bonds, 4.25%, 10/1/29	200,000	202,244

Virginia - 2.2%
Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,988,701
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,099,450
		3,088,151

Washington - 1.5%
Washington Economic Development Finance Authority Revenue Bonds, 2.125%, 6/1/20 (e)(r)	1,000,000	1,015,560
Washington GO Bonds, 5.00%, 2/1/23	1,000,000	1,150,770
		2,166,330

Total Municipal Obligations (Cost $130,459,331)		141,117,678

TOTAL INVESTMENTS (Cost $130,459,331) - 99.9%		141,117,678
Other assets and liabilities, net - 0.1%		133,482
NET ASSETS - 100%		$141,251,160

See notes to financial statements.

18 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

NET ASSETS CONSIST OF:
Paid-in capital applicable to 8,829,120 Class A shares of
beneficial interest, unlimited number of no par shares authorized	$177,766,694
Undistributed net investment income	75,419
Accumulated net realized gain (loss)	(46,829,058)
Net unrealized appreciation (depreciation)	10,238,105

NET ASSETS	$141,251,160

NET ASSET VALUE PER SHARE	$16.00

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
5 Year U.S. Treasury Notes	35	3/15	$4,162,539	$9,634
10 Year U.S. Treasury Notes	30	3/15	3,803,906	(24,420)
30 Year U.S. Treasury Bonds	95	3/15	13,733,438	(405,456)
Total Sold				($420,242)

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

†	The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.
Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
SO: Special Obligation
VRDN: Variable Rate Demand Notes
See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,214,690
Total investment income	5,214,690

Expenses:
Investment advisory fee	852,288
Transfer agency fees and expenses	118,133
Distribution Plan expenses	127,843
Trustees' fees and expenses	16,189
Administrative fees	80,000
Accounting fees	16,646
Custodian fees	18,897
Registration fees	20,426
Reports to shareholders	10,648
Professional fees	37,948
Total expenses	1,299,018

NET INVESTMENT INCOME	3,915,672

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(10,549,658)
Futures	(2,208,016)
(12,757,674)
Change in unrealized appreciation (depreciation) on:
Investments	19,806,219
Futures	(657,296)
19,148,923

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,391,249

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,306,921

See notes to financial statements.

20 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$3,915,672	$6,540,759
Net realized gain (loss)	(12,757,674)	(19,724,451)
Change in unrealized appreciation (depreciation)	19,148,923	6,099,341

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,306,921	(7,084,351)

Distributions to shareholders from:
Net investment income	(4,251,297)	(5,178,692)
Total distributions	(4,251,297)	(5,178,692)

Capital share transactions:
Shares sold	8,547,297	7,706,236
Reinvestment of distributions	3,575,219	4,267,149
Redemption fees	110	139
Shares redeemed	(15,533,220)	(34,283,669)
Total capital share transactions	(3,410,594)	(22,310,145)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,645,030	(34,573,188)

NET ASSETS
Beginning of year	138,606,130	173,179,318
End of year (including undistributed net investment income of $75,419 and $433,201 respectively)	$141,251,160	$138,606,130

CAPITAL SHARE ACTIVITY
Shares sold	540,685	482,195
Reinvestment of distributions	225,200	270,416
Shares redeemed	(979,864)	(2,182,656)
Total capital share activity	(213,979)	(1,430,045)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Tax-Free Bond Fund (the “Fund”), a series of the Calvert Management Series (formerly known as Calvert Tax-Free Reserves), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Management Series is comprised of two separate series. The operations of each series are accounted for separately. The Fund offers Class A shares, which are sold with a maximum front-end sales charge of 3.75%.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers

22 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 23

The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Municipal obligations	—	$141,117,678	—	$141,117,678
TOTAL	—	$141,117,678	—	$141,117,678
Other financial instruments**	($420,242)	—	—	($420,242)

* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.
During the year, the Fund invested in 5 year, 10 year, and 30 year U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 16 contracts and $860,994 weighted average notional value.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

24 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.
Redemption Fee: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million, and .40% on assets over $1 billion. Under the terms of the agreement, $72,000 was payable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee of $80,000, paid monthly. Under the terms of the agreement, $6,795 was payable at year end.
Calvert Investment Distributors, Inc., ("CID") an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Class A of the Fund has adopted a Distribution Plan that permits the Fund to pay

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 25

certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed an annual rate of .35% of average daily net assets. The amount actually paid is an annualized fee, payable monthly, of .09% of the Fund’s average daily net assets of Class A. Under the terms of the agreement, $10,800 was payable at year end.
CID received $14,022 as its portion of commissions charged on sales of the Fund’s shares during the year ended December 31, 2014.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $19,520 for the year ended December 31, 2014. Under the terms of the agreement, $1,577 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $111,643,685 and $111,941,257, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2014, such purchase and sales transactions were $53,000,000 and $56,400,000, respectively. There were no gains or losses on such transactions.

CAPITAL LOSS CARRYFORWARD

Expiration Date
31-Dec-15	($4,279,054)
31-Dec-16	(565,078)
31-Dec-18	(6,629,505)

No Expiration Date
Short-term	($845,201)
Long-term	(34,930,087)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

26 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Tax-exempt income	$4,251,297	$5,178,692
Total	$4,251,297	$5,178,692
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$10,812,938
Unrealized (depreciation)	(99,901)
Net unrealized appreciation/(depreciation)	$10,713,037

Undistributed tax-exempt income	$20,354
Capital loss carryforward	($47,248,925)

Federal income tax cost of investments	$130,404,641
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to market discounts, wash sales, and Section 1256 contracts.
Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to market discounts and expired capital losses.

Undistributed net investment income	($22,157)
Accumulated net realized gain (loss)	8,183,153
Paid-in capital	(8,160,996)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2014.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 27

For the year ended December 31, 2014, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$2,900	1.34%	$135,663	March 2014
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Fund considers 100% of the dividends paid during the year as exempt interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

28 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
CLASS A SHARES	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning	$15.33	$16.54	$15.86
Income from investment operations:
Net investment income	0.44	0.66	0.50
Net realized and unrealized gain (loss)	0.71	(1.34)	0.67
Total from investment operations	1.15	(0.68)	1.17
Distributions from:
Net investment income	(0.48)	(0.53)	(0.49)
Net realized gain	—	—	—
Total distributions	(0.48)	(0.53)	(0.49)
Total increase (decrease) in net asset value	0.67	(1.21)	0.68
Net asset value, ending	$16.00	$15.33	$16.54

Total return*	7.54%	(4.17%)	7.45%
Ratios to average net assets: A
Net investment income	2.76%	4.12%	3.09%
Total expenses	0.91%	0.93%	0.90%
Expenses before offsets	0.91%	0.93%	0.90%
Net expenses	0.91%	0.93%	0.90%
Portfolio turnover	79%	32%	35%
Net assets, ending (in thousands)	$141,251	$138,606	$173,179

	YEARS ENDED
CLASS A SHARES	December 31, 2011	December 31, 2010
Net asset value, beginning	$15.10	$15.62
Income from investment operations:
Net investment income	0.49	0.47
Net realized and unrealized gain (loss)	0.77	(0.48)
Total from investment operations	1.26	(0.01)
Distributions from:
Net investment income	(0.50)	(0.49)
Net realized gain	—	(0.02)
Total distributions	(0.50)	(0.51)
Total increase (decrease) in net asset value	0.76	(0.52)
Net asset value, ending	$15.86	$15.10

Total return*	8.54%	(0.13%)
Ratios to average net assets: A
Net investment income	3.28%	3.02%
Total expenses	0.91%	0.90%
Expenses before offsets	0.91%	0.90%
Net expenses	0.91%	0.90%
Portfolio turnover	10%	37%
Net assets, ending (in thousands)	$184,657	$202,093
See notes to financial highlights.

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A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.
See notes to financial statements.

30 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES
Schedule of Investments
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
Statement of Assets and Liabilities
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
Statement of Net Assets
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
Statement of Operations
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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Statement of Changes in Net Assets
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
Financial Highlights
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Management Series and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The

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Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-year period ended June 30, 2014 and below the median of its peer group for the three- and five-year periods ended June 30, 2014. The data also indicated that the Fund underperformed its Lipper index for the same one-, three-, and five-year periods. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee was above the median of its peer group and that its total expenses were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the current size of the Fund. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund had not begun to realize economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Adviser and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert PortfoliosOverseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 66	Trustee	1980	Former President and CEO of Adagio Health, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs (retired 8/14).	24	None
DOUGLAS E. FELDMAN, M.D. AGE: 66	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	8	None
JOHN G. GUFFEY, JR. AGE: 66	Trustee	1980	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Calvert Social • Investment Foundation
M. CHARITO KRUVANT AGE: 69	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting

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ANTHONY A. WILLIAMS AGE: 63	Trustee	2010	CEO & Executive Director of the Federal City Council of Washington, DC (since July 2012); Senior Advisor & Independent Consultant for McKenna Long & Aldridge (since September 2011); Executive Director of Global Government Practice at the Corporate Executive Board (2010-2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (2009-2012); Director of State and Municipal Practice at Arent Fox LLC (2009-2010); Former Mayor of Washington D.C. (1999-2007).	10	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
JOHN HENRY STREUR, JR.* AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

D. WAYNE SILBY, Esq.* AGE: 66	Trustee & Chair	1980	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24	• Ameritas Mutual Holding Company • Calvert Social • Investment Foundation • Studio School Fund • Syntao.com China (HK) • The ICE Organization • Impact Assets, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS DAILEY AGE: 50	Vice President	2004	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s tax-exempt funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996
Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.

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PATRICK FAUL AGE: 50	Vice President	2009	Vice President of and Head of Credit Research for Calvert Investment Management, Inc.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc (prior to 2011).
HUI PING HO, CPA AGE: 50	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer - Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.

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MICHAEL V. YUHAS JR., CPA AGE: 53	Assistant Treasurer & Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.
Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT TAX-FREE BOND FUND	CALVERT'S FAMILY OF FUNDS
Municipal Funds Tax-Free Bond Fund
Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Annual Report December 31, 2014 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

4	President's Letter
6	Portfolio Management Discussion
10	Shareholder Expense Example
12	Report of Independent Registered Public Accounting Firm
13	Statement of Net Assets
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Notes to Financial Statements
28	Financial Highlights
32	Explanation of Financial Tables
33	Proxy Voting
33	Availability of Quarterly Portfolio Holdings
34	Basis for Board’s Approval of Investment Advisory Contract
37	Trustee and Officer Information Table

John Streur President and Trustee, Calvert Funds President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the year, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefited substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.
Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.

Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and over the years we have made many contributions to corporate responsibility and public policy.
Today we are bringing Calvert’s deep expertise in investment management together with shareowner advocacy and public policy work to a new level. We are developing principles and setting standards to guide our investment research and management processes together with our active ownership and engagement initiatives.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies' operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments Inc. appreciate the confidence and trust you have placed in us.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.

PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President, Chief Investment Officer - Fixed Income
Performance
Introduced on September 30, 2014, Calvert Unconstrained Bond Fund (Class A shares at NAV) returned -0.02% for the three-month period ended December 31, 2014. Its benchmark index, the Barclays 1-3 Month U.S. Treasury Bill Index (the Index), returned 0.00% for the period. The Lipper Alternative Credit Focus Funds Average, whose holdings more closely track the securities held in the Fund, fell -1.13% for the three-month period. The Fund’s relative underperformance versus the Index stemmed primarily from its allocation to high-yield securities, which are not held in the Index.
Investment Climate
The main theme of 2014 was a divergence in economic performance and expectations between the United States and elsewhere in the world. Adverse geopolitical developments, notably in the Ukraine, curbed growth prospects in the euro area. China’s growth rate slowed, and Japan struggled to maintain growth after a consumption tax hike. Divergence also was reflected in central banks’ actions. The U.S. Federal Reserve ended quantitative easing (QE). In contrast, the European Central Bank eased with a bias to do more, and the Bank of Japan maintained a radical QE policy.
During the tranquil first half of 2014, bonds posted positive returns across all major

CALVERT UNCONSTRAINED BOND FUND

DECEMBER 31, 2014

INVESTMENT PERFORMANCE
(Total Return at NAV*)
From Inception 9/30/14 Through 12/31/14
Class A	-0.02%
Class C	-0.22%
Class I	0.13%
Class Y	0.02%
Barclays 1-3 Month U.S. Treasury Bill Index	0.00%
Lipper Alternative Credit Focus Funds Average	-1.13%

ECONOMIC SECTORS	% of Total Investments
Corporate	25.5%
Financial Institutions	8.1%
Industrial	17.4%
Funds	4.0%
Closed-End Funds	2.3%
Exchange Traded Funds	1.7%
Government Related	0.9%
Agency	0.9%
Municipal	1.8%
Government Public Service	1.8%
Securitized	59.4%
Asset-Backed Securities	34.1%
Commercial Mortgage-Backed Securities	19.3%
Mortgage-Backed Pass-Through	6.0%
Short-Term Investments	8.1%
Treasury	0.3%
Total	100%

* Total return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charges.

6 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

sectors. Later in the year, markets began reacting to economic growth and monetary policy divergence. The U.S. dollar rallied in the second half of the year, up 11% over the full reporting period,1 which put pressure on oil prices and exacerbated supply/demand imbalances. The price of oil collapsed, finishing the year down 46%, and dragging the energy complex price structure lower. The net effect has been positive for oil-importing countries and negative for exporters. In the United States, lower fuel prices should broaden economic recovery by encouraging consumer spending in different channels. However, some leveraged oil-exporting nations and companies may have trouble paying interest and principal. This risk was priced into markets late last year.
Euro risk re-emerged. 2015 Greek elections could affect the country’s euro membership. The market response was contained, but volatility rose and credit quality spreads widened. Long-term political risk remains in other euro area countries.
U.S. gross domestic product (GDP) was up 2.4% through the third quarter. That is below 2013’s 3.1% growth rate, but reflects a solid rebound after the first quarter’s economic contraction. Consumer price inflation was 1.3%,2 well below the 2% Fed target. Unemployment fell to 5.8%, approaching a more normal pre-crisis level.
Longer-maturity Treasury yields fell during 2014. The 10-year Treasury finished at 2.17%. Shorter-maturity Treasury rates rose in anticipation of higher Fed rates in 2015. High-yield bonds rose to 6.72%,3 due in part to the energy market debacle. Investment-grade municipal yields finished lower at 3.56%. U.S. mortgage rates also moved lower to 3.87%.
Fund Strategy
During the three-month reporting period, the Fund navigated a challenging fixed-income climate. The Fund’s allocation to high-yield (non-investment-grade) corporate bonds, which are not held in the Index, was the main detractor from performance.

From September through year-end, the yield curve flattened as longer-maturity Treasury yields moved lower and shorter-maturity yields moved higher. The fixed-income markets were supported by global central bank accommodation, declining commodity prices, and lowered expectations of impending inflation. Money market yields remained very low, pinned down by the Fed’s near-zero percent interest-rate policy. The Fund’s overall underweight to the long end of the yield curve ultimately detracted from performance.
Our positions held in out-of-Index issues in the securitized sector, including mortgage-backed securities, made positive contributions to Fund performance. In particular, holdings in non-agency RMBS (residential mortgage-backed securities) and single-borrower/single asset CMBS (commercial mortgage-backed securities), contributed positively. Within CMBS, the new single-family rental sector performed especially well.
The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, detracted from performance.
Outlook
While U.S. economic expansion is sub-par historically, the economy has recovered. The housing sector has contributed little, but household consumption is solid. Business investment is steady and government spending is no longer a drag on growth. The U.S. recovery contrasts sharply with that of the euro area and Japan. Geopolitical risk is concentrated in Europe but global in scope, and poses the biggest risk to the U.S. economy. If energy prices remain low, domestic negative knock-on (ripple) effects will increase. In particular, leveraged U.S. energy companies may experience debt service difficulties. Markets have priced in some of this risk.
The first Fed rate increase (liftoff) may occur by mid-2015, although slow global growth and low global and domestic inflation may

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well delay this action. We expect the ten-year Treasury yield to fluctuate around 2.5%, influenced by economic data, Fed forward guidance, and global fixed-income market flows. The bond market has downside risk if Fed hikes happen before mid-2015. Short-term money markets rates should remain fairly close to zero well into 2015.
Looking ahead, the fixed-income markets and global economies face numerous pressures and uncertainty in terms of growth, energy prices, and geopolitical turmoil. In this environment, the flexibility and active management strategies of an unconstrained bond fund should prove beneficial.
January 2015

CALVERT UNCONSTRAINED BOND FUND
DECEMBER 31, 2014

TOTAL RETURNS

Class A Shares	(with max. load)
Since inception (9/30/2014)	-3.74%

Class C Shares	(with max. load)
Since inception (9/30/2014)	-1.22%

Class I Shares
Since inception (9/30/2014)	0.13%

Class Y Shares
Since inception (9/30/2014)	0.02%

SEC Yield	30 Days Ended 12/31/14
Class A	2.49%
Class C	1.87%
Class I	2.99%
Class Y	3.14%

1. The primary or secondary source for all bond market data quoted is the Federal Reserve.
2. 2014 GDP expectation includes a projection for 2.5% growth in the fourth quarter; fourth quarter 2014 data is not yet available. Inflation and employment data are for November.
3. Bank of America Merrill Lynch High-Yield Bond Index.
4. A basis point is 0.01 percentage points.
5. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

ESG
Our sector and security selection process involves a relative-value assessment of both fundamental and ESG (environmental, social, and governance) risks. Our credit team collaborates with in-house sustainability research analysts to find opportunities in industries and companies that exhibit a combination of particularly strong fundamentals and favorable ESG factors, as well as to avoid exposure in areas of the credit market where the reverse applies. We believe that certain industries and areas of the credit-quality yield curve are particularly influenced by very strong or very poor ESG profiles, and express these views in the sector and security selection process.

8 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10 year records). The results shown are for Classes A, C, I, and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.35%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 9

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
CLASS A
Actual	$1,000.00	$999.83	$5.54
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.66	$5.60

CLASS C
Actual	$1,000.00	$997.81	$9.32
Hypothetical (5% return per year before expenses)	$1,000.00	$1,015.88	$9.40

CLASS I
Actual	$1,000.00	$1,001.34	$3.28
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.93	$3.31

CLASS Y
Actual	$1,000.00	$1,000.24	$4.29
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.92	$4.33

* Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.85%, 0.65%, and 0.85% for Class A, Class C, Class I, and ClassY, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Management Series and Shareholders of Calvert Unconstrained Bond Fund:
We have audited the accompanying statement of net assets of the Calvert Unconstrained Bond Fund (the “Fund”), a series of Calvert Management Series (formerly, Calvert Tax-Free Reserves), as of December 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from inception, September 30, 2014, through December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Unconstrained Bond Fund as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from inception, September 30, 2014, through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

12 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

ASSET-BACKED SECURITIES - 41.8%	PRINCIPAL AMOUNT	VALUE

Applebee's/IHOP Funding LLC, 4.277%, 9/5/44 (e)	$100,000	$100,327
Bayview Opportunity Master Fund IIIa Trust, 3.844%, 11/28/29 (e)(r)	199,750	199,870
BLCP Hotel Trust, 3.831%, 8/15/29 (e)(r)	150,000	149,642
Capital Automotive REIT, 3.66%, 10/15/44 (e)	100,000	99,539
CarFinance Capital Auto Trust:
1.65%, 7/17/17 (e)	26,762	26,791
1.46%, 12/17/18 (e)	112,172	112,325
Carnow Auto Receivables Trust:
1.16%, 10/16/17 (e)	12,405	12,406
4.33%, 11/15/17 (e)	250,000	250,950
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	194,750	197,488
Colony American Homes, 2.10%, 5/17/31 (e)(r)	100,000	97,342
Countrywide Asset-Backed Certificates, 0.63%, 11/25/35 (e)(r)	87,740	86,568
Diamond Resorts Owner Trust, 1.95%, 1/20/25 (e)	45,786	45,365
Flagship Credit Auto Trust:
1.32%, 4/16/18 (e)	33,732	33,760
4.42%, 12/16/19 (e)	115,000	117,439
GLC II Trust, 4.00%, 12/18/20 (e)	300,000	299,430
GMAT Trust, 3.721%, 2/25/44 (e)(r)	117,392	117,434
Invitation Homes Trust, 2.762%, 6/17/31 (e)(r)	200,000	198,523
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(r)	200,000	193,648
OnDeck Asset Securitization Trust, 3.15%, 5/17/18 (e)	100,000	99,725
Sierra Timeshare Receivables Funding LLC:
2.39%, 11/20/29 (e)	28,820	28,857
2.40%, 6/20/31 (e)	31,770	31,725
2.80%, 10/20/31 (e)	92,962	92,411
SLM Private Credit Student Loan Trust:
0.381%, 12/15/20 (r)	14,569	14,600
0.641%, 6/15/39 (r)	108,005	101,776
SNAAC Auto Receivables Trust, 1.14%, 7/16/18 (e)	54,665	54,714
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (e)	300,000	299,776
SolarCity LMC, Series III LLC, 5.44%, 7/20/44 (e)	200,000	204,500
SpringCastle America Funding LLC, 5.59%, 10/25/33 (e)	100,000	100,040
Springleaf Funding Trust, 3.92%, 1/16/23 (e)	150,000	150,885
SWAY Residential Trust, 4.457%, 1/17/32 (e)(r)	400,000	401,785
VOLT XIX LLC, 3.875%, 4/26/55 (e)(r)	200,000	199,000

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 13

ASSET-BACKED SECURITIES - CONT'D	PRINCIPAL AMOUNT	VALUE

VOLT XXVII LLC, 4.75%, 8/27/57 (e)(r)	$200,000	$196,321
Wheels SPV LLC, 1.19%, 3/20/21 (e)	13,966	13,975

Total Asset-Backed Securities (Cost $4,329,736)		4,328,937

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 8.5%
Fannie Mae Connecticut Avenue Securities:
1.12%, 5/25/24 (r)	90,097	88,420
CAS 2014-C02 2M2, 2.77%, 5/25/24 (r)	100,000	88,076
CAS 2014-C03 1M2, 3.17%, 7/25/24 (r)	150,000	135,503
Freddie Mac Structured Agency Credit Risk Debt Notes:
4.27%, 8/25/24 (r)	200,000	188,498
3.92%, 9/25/24 (r)	150,000	136,884
VML LLC:
2014-NPL1 A1, 3.875%, 4/25/54 (e)(r)	198,509	197,517
2014-NPL1 A2, 4.75%, 4/25/54 (e)(r)	50,000	47,835

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $915,512)		882,733

CORPORATE BONDS - 22.5%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22 (e)	100,000	102,500
American Airlines Pass Through Trust:
5.60%, 1/15/22 (e)	93,829	95,705
4.375%, 4/1/24	100,000	102,400
Bank of America Corp.:
4.20%, 8/26/24	100,000	101,872
4.25%, 10/22/26	200,000	199,551
Celanese US Holdings LLC, 5.875%, 6/15/21	100,000	106,000
Cemex SAB de CV, 5.257%, 9/30/15 (e)(r)	230,000	232,330
Chinos Intermediate Holdings A, Inc., 7.75%, 5/1/19 (e)	100,000	88,500
General Motors Co., 4.00%, 4/1/25	100,000	100,250
Genworth Holdings, Inc., 4.80%, 2/15/24	50,000	40,531
JPMorgan Chase & Co., 3.625%, 5/13/24	100,000	102,360
Methanex Corp., 5.65%, 12/1/44	100,000	102,245
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.50%, 8/1/18 (e)	50,000	50,875
Morgan Stanley, 5.00%, 11/24/25	300,000	320,135

14 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

NOVA Chemicals Corp., 5.00%, 5/1/25 (e)	$100,000	$99,250
OneMain Financial Holdings, Inc., 7.25%, 12/15/21 (e)	100,000	102,500
Rosetta Resources, Inc., 5.875%, 6/1/24	100,000	89,000
United Airlines Pass Through Trust, 4.625%, 3/3/24	50,000	49,000
Verizon Communications, Inc., 3.50%, 11/1/24	100,000	98,250
Virgin Australia Trust:
7.125%, 10/23/18 (e)	81,986	85,856
5.00%, 4/23/25 (e)	53,701	55,043

Total Corporate Bonds (Cost $2,335,931)		2,324,153

COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.7%
Bear Stearns Commercial Mortgage Securities Trust, 5.655%, 6/11/40 (r)	208,616	210,917
Colony Multifamily Mortgage Trust, 2.543%, 4/20/50 (e)	98,275	97,811
Extended Stay America Trust, 3.902%, 12/5/31 (e)	155,000	157,166
Hilton USA Trust, 5.222%, 11/5/30 (e)(r)	200,000	204,913
LB-UBS Commercial Mortgage Trust, 5.341%, 9/15/39	145,389	145,356
Motel 6 Trust, 3.781%, 10/5/25 (e)	200,000	197,764
Rialto Capital Management LLC, 2.85%, 5/15/24 (e)	28,667	28,676
Wachovia Bank Commercial Mortgage Trust, 0.241%, 6/15/20 (e)(r)	68,499	68,340

Total Commercial Mortgage-Backed Securities (Cost $1,111,286)		1,110,943

FLOATING RATE LOANS(d)- 4.8%
Albertson's Holdings LLC, 4.50%, 8/25/21 (r)	200,000	199,812
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	99,748	97,795
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	200,000	196,063

Total Floating Rate Loans (Cost $493,517)		493,670

MUNICIPAL OBLIGATIONS - 1.9%
Government Development Bank for Puerto Rico Revenue Bonds, 3.448%, 2/1/15	200,000	196,512

Total Municipal Obligations (Cost $198,939)		196,512

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 15

U.S. TREASURY OBLIGATIONS - 0.3%	PRINCIPAL AMOUNT	VALUE

United States Treasury Notes, 2.25%, 11/15/24	$33,000	$33,222

Total U.S. Treasury Obligations (Cost $33,160)		33,222

TIME DEPOSIT - 8.3%
State Street Bank Time Deposit, 0.069%, 1/2/15	860,432	860,432

Total Time Deposit (Cost $860,432)		860,432

CLOSED-END FUNDS - 2.3%	SHARES
BlackRock Floating Rate Income Strategies Fund, Inc.	3,700	49,543
Eaton Vance Senior Floating-Rate Trust	14,000	191,660

Total Closed-End Funds (Cost $238,616)		241,203

EXCHANGE TRADED PRODUCTS - 1.8%
SPDR Barclays High Yield Bond ETF	4,750	183,397

Total Exchange Traded Products (Cost $190,300)		183,397

TOTAL INVESTMENTS (Cost $10,707,429) - 102.9%		10,655,202
Other assets and liabilities, net - (2.9%)		(295,398)
NET ASSETS - 100%		$10,359,804

See notes to financial statements.

16 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 21,800 shares outstanding	$326,220
Class C: 347 shares outstanding	5,174
Class I: 670,690 shares outstanding	10,060,063
Class Y: 1,207 shares outstanding	18,011
Undistributed net investment income	2,851
Accumulated net realized gain (loss)	12,246
Net unrealized appreciation (depreciation)	(64,761)

NET ASSETS	$10,359,804

NET ASSET VALUE PER SHARE
Class A (based on net assets of $325,504)	$14.93
Class C (based on net assets of $5,182)	$14.93
Class I (based on net assets of $10,011,114)	$14.93
Class Y (based on net assets of $18,004)	$14.92

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	6	3/15	$1,311,563	$2,328
5 Year U.S. Treasury Notes	6	3/15	713,578	1,016
10 Year U.S. Treasury Notes	15	3/15	1,901,953	(11,180)
30 Year U.S. Treasury Bonds	1	3/15	144,563	(4,698)
Total Sold				($12,534)

(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Abbreviations:
ETF: Exchange Traded Fund
LLC: Limited Liability Corporation
REIT: Real Estate Investment Trust
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 17

STATEMENT OF OPERATIONS
FROM INCEPTION SEPTEMBER 30, 2014
THROUGH DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign tax withheld of $110)	$64,000
Dividend income	4,423
Total investment income	68,423

Expenses:
Investment advisory fee	8,951
Administrative fees	2,640
Transfer agency fees and expenses	17,458
Distribution Plan expenses:
Class A	99
Class C	6
Trustees' fees and expenses	234
Custodian fees	7,399
Registration fees	62,846
Reports to shareholders	4,207
Professional fees	18,280
Accounting fees	1,122
Miscellaneous	4,723
Total expenses	127,965
Reimbursement from Advisor:
Class A	(20,942)
Class C	(18,095)
Class I	(52,065)
Class Y	(20,051)
Net expenses	16,812

NET INVESTMENT INCOME	51,611

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	26,406
Futures	(1,644)
24,762
Change in unrealized appreciation (depreciation) on:
Investments	(52,227)
Futures	(12,534)
(64,761)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(39,999)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,612

See notes to financial statements.

18 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	From Inception September 30, 2014 through December 31, 2014
Operations:
Net investment income	$51,611
Net realized gain (loss)	24,762
Change in unrealized appreciation (depreciation)	(64,761)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,612

Distributions to shareholders from:
Net investment income:
Class A shares	(885)
Class C shares	(6)
Class I shares	(47,694)
Class Y shares	(9)
Net realized gain:
Class A shares	(309)
Class C shares	(3)
Class I shares	(12,368)
Class Y shares	(2)
Total distributions	(61,276)

Capital share transactions:
Shares sold:
Class A shares	325,218
Class C shares	5,166
Class I shares	10,000,000
Class Y shares	18,000
Reinvestment of distributions:
Class A shares	1,194
Class C shares	8
Class I shares	60,063
Class Y shares	11
Shares redeemed:
Class A shares	(192)
Total capital share transactions	10,409,468

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,359,804
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 19

STATEMENT OF CHANGES IN NET ASSETS

NET ASSETS	From Inception September 30, 2014 through December 31, 2014
Beginning of period	—
End of period (including undistributed net investment income of $2,851)	$10,359,804

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	21,733
Class C shares	347
Class I shares	666,667
Class Y shares	1,207
Reinvestment of distributions:
Class A shares	80
Class C shares	—	*
Class I shares	4,023
Class Y shares	—	*
Shares redeemed:
Class A shares	(13)
Total capital share activity	694,044

* Amount is less than 1 share. See notes to financial statements.

20 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Unconstrained Bond Fund (the "Fund"), a series of Calvert Management Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Management Series is comprised of two seperate series. The operations of each series are accounted for separately. The Fund, which commenced operations on September 30, 2014, offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee's fair valuation determinations are subject to review, approval, and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund's investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to

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calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$4,328,937	—	$4,328,937
Collateralized mortgage-backed obligations	—	882,733	—	882,733
Commercial mortgage-backed securities	—	1,110,943	—	1,110,943
Corporate debt	—	2,324,153	—	2,324,153
U.S. government obligations	—	33,222	—	33,222
Other debt obligations	—	1,550,614	—	1,550,614
Closed-end funds	$241,203	—	—	241,203
Exchange traded products	183,397	—	—	183,397
TOTAL	$424,600	$10,230,602	—	$10,655,202
Other financial instruments**	($12,534)	—	—	($12,534)

* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject

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to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.
During the period ended December 31, 2014, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures and 30 year U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 7 contracts and $304,050 weighted average notional value.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each

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class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the average daily net assets of the Fund. Under the terms of the agreement, $3,044 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense cap is 1.10%, 1.85%, .65%, and .85% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $33,270 was receivable from the Advisor at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% for Class A, C, and Y shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $915 was payable at period end.
Calvert Investment Distributors, Inc., ("CID") an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed an annual rate of .50% and 1.00% of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly,

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of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $57 was payable at period end.
CID received $183 as its portion of commissions charged on sales of the Fund’s Class A shares during the period from the inception of the Fund through December 31, 2014.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $29 for the period from the inception of the Fund through December 31, 2014. Under the terms of the agreement, $11 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities and U.S. government securities, were $13,389,534 and $3,920,235, respectively. U.S. government security purchases and sales were $3,161,323 and $3,128,108, respectively.
The Fund intends to elect to defer net capital losses of $13,344 incurred from November 1, 2014 through December 31, 2014 and treat them as arising in the calendar year ending December 31, 2015.
The tax character of dividends and distributions paid during the period ended December 31, 2014 was as follows:

Distributions paid from:	2014
Ordinary income	$56,401
Long-term capital gain	4,875
Total	$61,276
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$30,938
Unrealized (depreciation)	(83,386)
Net unrealized appreciation/(depreciation)	($52,448)

Undistributed ordinary income	$16,190

Federal income tax cost of investments	$10,707,650
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, Section 1256 contracts, straddles, and post-October capital losses.

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Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	($166)
Accumulated net realized gain (loss)	166
NOTE D — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
CLASS A SHARES	December 31, 2014 # (z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain (loss)	(0.08)
Total from investment operations	—
Distributions from:
Net investment income	(0.05)
Net realized gain	(0.02)
Total distributions	(0.07)
Total increase (decrease) in net asset value	(0.07)
Net asset value, ending	$14.93

Total return*	(0.02%)
Ratios to average net assets: A
Net investment income	2.42	% (a)
Total expenses	53.67	% (a)
Expenses before offsets	1.10	% (a)
Net expenses	1.10	% (a)
Portfolio turnover	114%
Net assets, ending (in thousands)	$326

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
CLASS C SHARES	December 31, 2014 # (z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain (loss)	(0.07)
Total from investment operations	(0.03)
Distributions from:
Net investment income	(0.02)
Net realized gain	(0.02)
Total distributions	(0.04)
Total increase (decrease) in net asset value	(0.07)
Net asset value, ending	$14.93

Total return*	(0.22%)
Ratios to average net assets: A
Net investment income	1.11	% (a)
Total expenses	2,859.43	% (a)
Expenses before offsets	1.85	% (a)
Net expenses	1.85	% (a)
Portfolio turnover	114%
Net assets, ending (in thousands)	$5

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
CLASS I SHARES	December 31, 2014 # (z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain (loss)	(0.06)
Total from investment operations	0.02
Distributions from:
Net investment income	(0.07)
Net realized gain	(0.02)
Total distributions	(0.09)
Total increase (decrease) in net asset value	(0.07)
Net asset value, ending	$14.93

Total return*	0.13%
Ratios to average net assets: A
Net investment income	2.01	% (a)
Total expenses	2.72	% (a)
Expenses before offsets	0.65	% (a)
Net expenses	0.65	% (a)
Portfolio turnover	114%
Net assets, ending (in thousands)	$10,011

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
CLASS Y SHARES	December 31, 2014 # (z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain (loss)	(0.07)
Total from investment operations	—
Distributions from:
Net investment income	(0.06)
Net realized gain	(0.02)
Total distributions	(0.08)
Total increase (decrease) in net asset value	(0.08)
Net asset value, ending	$14.92

Total return*	0.02%
Ratios to average net assets: A
Net investment income	1.92	% (a)
Total expenses	3,985.33	% (a)
Expenses before offsets	0.85	% (a)
Net expenses	0.85	% (a)
Portfolio turnover	114%
Net assets, ending (in thousands)	$18

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
Schedule of Investments
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
Statement of Assets and Liabilities
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
Statement of Net Assets
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
Statement of Operations
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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Statement of Changes in Net Assets
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
Financial Highlights
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on September 10, 2014, the Board of Trustees (the “Board”), and by a separate vote, the disinterested Trustees, voted to approve an amendment to the Investment Advisory Agreement (“Advisory Agreement”) between Calvert Management Series and the Advisor, that would add the Fund to the Advisory Agreement.
In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. At meetings held on June 4, 2014 and September 10, 2014, the disinterested Trustees reviewed materials provided by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed approval of the amendment to the Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Fund’s proposed advisory fee; comparative fee and expense information for the Fund and comparable performance for a model portfolio; the anticipated profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, to be derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's projected growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board took into account information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure.
The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board of Trustees’ familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s proposed management style and the performance of a model portfolio, the Calvert Unconstrained Bond model portfolio that embodied the investment strategies the Advisor proposed to use in managing the Fund, as well as the Advisor’s current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis to be provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.

34 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

In considering the management style and investment strategies that the Advisor proposed to use in managing the Fund, the Board of Trustees took into consideration the performance of the Calvert Unconstrained Bond model portfolio on which the fund would be modeled. The Board noted that the portfolio management team that is expected to manage the Fund also manages other fixed income offerings within the Calvert Family of Funds. In addition, the Board took into consideration certain differences between how the Advisor proposes to manage the Fund and how it manages other Calvert Funds, as well as the impact these differences were expected to have on the Fund’s performance. Based upon its review, the Board concluded that the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies and that the Advisor’s proposed investment strategies were appropriate for pursuing the Fund’s investment objective.
In considering the Fund’s proposed fees and estimated expenses, the Board compared the Fund’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund’s proposed advisory fee and estimated total expenses for its Class A shares were within the range of advisory fees and total expenses paid by certain comparable funds as selected by the Advisor, described in the materials provided to the Board. The Board took into account that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses for a specified period of time following the commencement of the Fund’s operations. The Board also noted management’s discussion of the Fund’s estimated expenses and certain factors that affected the level of such expenses, including the projected size of the Fund. Based upon its review, the Board concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Fund from the Advisor and the other factors considered.
In reviewing the anticipated profitability of the advisory fee to the Fund’s Advisor, the Board considered the fact that affiliates of the Advisor would be providing shareholder servicing, administrative and distribution services to the Fund for which they would receive compensation. The Board also took into account whether the Advisor had the financial wherewithal to provide services to the Fund. The Board noted that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses for a specified period of time following the commencement of the Fund’s operations. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ anticipated level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s projected size and growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board also noted that if the Fund's assets increased over time, the Fund might realize economies of scale if assets increased proportionally more than certain other expenses.
In approving the amendment to the Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the amendment to the Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) the Advisor maintains appropriate compliance programs; (d) the

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 35

Advisor’s proposed investment strategies are appropriate for pursuing the Fund’s investment objective; and (e) the Fund's proposed advisory fee is reasonable in view of the quality of services to be received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that approval of the amendment to the Advisory Agreement would be in the best interests of the Fund and its shareholders.

36 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert PortfoliosOverseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 66	Trustee	1980	Former President and CEO of Adagio Health, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs (retired 8/14).	24	None
DOUGLAS E. FELDMAN, M.D. AGE: 66	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	8	None
JOHN G. GUFFEY, JR. AGE: 66	Trustee	1980	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Calvert Social • Investment Foundation
M. CHARITO KRUVANT AGE: 69	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 37

ANTHONY A. WILLIAMS AGE: 63	Trustee	2010	CEO & Executive Director of the Federal City Council of Washington, DC (since July 2012); Senior Advisor & Independent Consultant for McKenna Long & Aldridge (since September 2011); Executive Director of Global Government Practice at the Corporate Executive Board (2010-2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (2009-2012); Director of State and Municipal Practice at Arent Fox LLC (2009-2010); Former Mayor of Washington D.C. (1999-2007).	10	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
JOHN HENRY STREUR, JR.* AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

D. WAYNE SILBY, Esq.* AGE: 66	Trustee & Chair	1980	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24	• Ameritas Mutual Holding Company • Calvert Social • Investment Foundation • Studio School Fund • Syntao.com China (HK) • The ICE Organization • Impact Assets, Inc.

38 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS DAILEY AGE: 50	Vice President	2004	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s tax-exempt funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996
Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 39

PATRICK FAUL AGE: 50	Vice President	2009	Vice President of and Head of Credit Research for Calvert Investment Management, Inc.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc (prior to 2011).
HUI PING HO, CPA AGE: 50	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer - Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.

40 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

MICHAEL V. YUHAS JR., CPA AGE: 53	Assistant Treasurer & Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.
Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 41

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT UNCONSTRAINED BOND FUND	CALVERT'S FAMILY OF FUNDS
Municipal Funds Tax-Free Bond Fund
Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$19,855	0%	$36,175	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,920	0%	$6,060	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$22,775	0%	$42,235	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year Ended 12/31/13		Fiscal Year Ended 12/31/14
$	%*	$	% *

$292,500	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:     /s/ John H. Streur, Jr.
John H. Streur, Jr.
President -- Principal Executive Officer

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur, Jr.
John H. Streur, Jr.
President -- Principal Executive Officer

Date: March 2, 2015

/s/ Robert J. Enderson
    Robert J. Enderson
Assistant Treasurer -- Principal Financial Officer

Date: March 2, 2015